UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VENTAS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VENTAS, INC.	Stockholder Meeting to be held on 05/07/09
**IMPORTANT NOTICE**
Regarding the Availability of Proxy Materials	Proxy Materials Available

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.	• Notice of Annual Meeting and Proxy Statement
• 2008 Chairman’s Letter to Investors
• 2008 Form 10-K

This is not a ballot, and you cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS –VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed below on or before 04/23/09.
VENTAS, INC.
111 SOUTH WACKER DRIVE SUITE 4800 CHICAGO, IL 60606
HOW TO VIEW MATERIALS ONLINE
Have the 12 Digit Control Number available (located on the following page) and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET	-	www.proxyvote.com
	2) BY TELEPHONE	-	1-800-579-1639
	3) BY E-MAIL*	-	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How to Vote
Meeting Type: Meeting Date: Meeting Time: For Holders as of:	Annual 05/07/09 9:00 a.m. CDT 03/16/09	Vote In Person

Many stockholder meetings have attendance requirements, including the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Meeting Location: Ventas, Inc. 111 South Wacker Drive, 29th Floor Chicago, IL 60606

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Vote By Mail You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card or voting instruction form.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” DIRECTOR NOMINEES AND “FOR” PROPOSAL 2.
1.	Election of Directors: to elect eight (8) directors to terms expiring at the 2010 Annual Meeting of Stockholders:

	Nominees:

	(01)	Debra A. Cafaro	(05)	Robert D. Reed
	(02)	Douglas Crocker II	(06)	Sheli Z. Rosenberg
	(03)	Ronald G. Geary	(07)	James D. Shelton
	(04)	Jay M. Gellert	(08)	Thomas C. Theobald

2.	DIRECTORS’ PROPOSAL: to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2009.